UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2026

TPI Composites, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37839	20-1590775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9200 E. Pima Center Parkway, Suite 250

Scottsdale, Arizona 85258

(Address of principal executive offices, including zip code)

(480) 305-8910

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TPICQ	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On August 11, 2025, (the “Petition Date”), TPI Composites, Inc. (the “Company”) and its direct and indirect subsidiaries incorporated in the United States (such subsidiaries, together with the Company, collectively, the “Company Parties” or the “Debtors”) each filed voluntary petitions for relief under chapter 11 of title 11 of the United States Bankruptcy Code (the “Bankruptcy Code” and such cases, the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered for procedural purposes only under the caption “In re TPI Composites, Inc., et al.” Case No. 25-34655.

Item 1.01. Entry into a Material Definitive Agreement.

On March 6, 2026, the Company and certain of its direct and indirect subsidiaries (collectively, the “ECP Seller Parties”) entered into a Stock and Asset Purchase Agreement (the “ECP Purchase Agreement”) with ECP Blade Holdings LLC (“ECP Buyer”). Pursuant to the ECP Purchase Agreement, the ECP Seller Parties will sell and transfer to the ECP Buyer free and clear of all liens, interests, and encumbrances (except as expressly set forth in the ECP Purchase Agreement) pursuant to section 363 of the Bankruptcy Code (i) all of the equity interests in certain indirect subsidiaries of the Company, including TPI Composites, S. de R.L. de C.V., TPI Blade Services LATAM S.A. de C.V., and TPI Blade Services Europe S.L.U. (collectively, the “Transferred Entities”), and (ii) all assets primarily related to the Company’s wind blade manufacturing business at facilities located in the United States and Mexico and related storage facilities, wind blade inspection and repair services located in the United States, and Europe and Mexico, and design and technical support to global manufacturing and service operations through engineering and technical centers (the “ECP Business”), in exchange for $20,000,000 in cash, subject to certain purchase price adjustments, and the assumption of certain liabilities, each as set forth in the ECP Purchase Agreement (the “ECP Transaction”).

Pursuant to the ECP Purchase Agreement, the consummation of the ECP Transaction is subject to a number of closing conditions, including, among other things, (i) entry by the Bankruptcy Court of an order approving the ECP Transaction, (ii) achievement of certain agreed upon operational and production milestones, (iii) the consent to the ECP Transaction by, and release of liens by, Oaktree Fund Administration, LLC or certain of its affiliates, and (iv) obtaining of required governmental approvals.

The ECP Purchase Agreement may be terminated by the ECP Buyer or the ECP Seller Parties under certain circumstances, including, among others, if ECP Transaction has not been consummated by June 30, 2026.

The foregoing descriptions of and references to the ECP Purchase Agreement are qualified in their entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 10.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements, among other things, concerning the Company’s entry into the ECP Purchase Agreement with the ECP Buyer and the related ECP Transactions. These forward-looking statements are often characterized by the use of words such as “estimate,” “expect,” “anticipate,” “project,” “plan,” “intend,” “seek,” “believe,” “forecast,” “foresee,” “likely,” “may,” “should,” “goal,” “target,” “might,” “will,” “could,” “predict,” “continue” and the negative or plural of these words and other comparable terminology. Forward-looking statements are only predictions based on our current expectations and our projections about future events. You should not place undue reliance on these forward-looking statements. We undertake no obligation to update any of these forward-looking statements for any reason. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to differ materially from those expressed or implied by these statements. These factors include, but are not limited to, the Company’s ability to consummate the ECP Transaction, including the Company’s ability to satisfy the conditions of the ECP Transaction and receive the requisite regulatory approvals as well as enter into agreements and complete sales of its remaining assets, the Company’s ability to repay the amounts owed under the Super-Priority Senior Secured Priming Debtor-in-Possession Credit Agreement and Guaranty, dated as of August 14, 2025, among the Company, as the Borrower, the subsidiary guarantors party thereto, the lenders party thereto and Oaktree Fund Administration, LLC, as the Administrative Agent (as amended, modified or supplemented from time to time, the “DIP Credit Agreement”), including at the Default Rate (as defined in the DIP Credit Agreement), the Company’s ability to continue its operations with the requisite financing and regulatory approvals, among other things, as well as the matters discussed in “Risk Factors,” in our Annual Report on Form 10-K and subsequent reports filed with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Stock and Asset Purchase Agreement, dated as of March 6, 2026, by and among TPI Composites, Inc., ECP Blade Holdings LLC, TPI Technology, Inc., TPI Mexico, LLC, TPI Mexico II, LLC, TPI Mexico III, LLC, TPI Arizona, LLC, TPI Iowa, LLC, TPI Composites Services, LLC, TPI Turkey Izbas, LLC, TPI Composites Denmark ApS, and TPI Holdings Switzerland GmbH.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

*

Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the staff of the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPI COMPOSITES, INC.

Date: March 9, 2026	By:	/s/ William E. Siwek
William E. Siwek
President and Chief Executive Officer